                       SECURTIES AND EXCHANGE COMMISSON

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report:  November 13, 1996


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                    EXHIBITS

     Delaware                      33-80055                38-2748796
     --------                      --------                ----------

(State of incorporation)       (Commission File)         (IRS Employer
                                   Number)               Identification No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended October 31, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation      Description                       Method of Filing
     -----------      -----------                       ----------------

     Exhibit 20    Report for the month ended           Filed with this report.
                   October 31, 1996 provided to
                   Chemical Bank, as trustee
                   under the Volkswagen
                   Credit Auto Master Trust,
                   Series 1996-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                     Volkswagen Credit Auto Master Trust



                     By:  Volkswagen Credit Auto
                     Receivables Corporation


                     By:  ____________________________